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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                            ________________________

                                    FORM 8-K

             CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported):  DECEMBER 18, 1998



                             HMC MERGER CORPORATION
               (Exact Name of Registrant as Specified in Charter)



     MARYLAND                           1-14625                  53-0085950
(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
   of Incorporation)                                        Indemnification no.)

         10400 FERNWOOD ROAD
         BETHESDA, MARYLAND                             20817
  (Address of Principal Executive Offices)             (Zip Code)




      Registrant's telephone number, including area code:  (301) 380-9000


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ITEM 5.   OTHER EVENTS.

          Reference is made to the Rights Agreement, dated as of November 23, 1998 (the "Rights Agreement"), between HMC Merger Corporation (the "Company") and The Bank of New York (the "Rights Agent"). The Company and the Rights Agent entered into the Amendment No. 1 to Rights Agreement, dated as of December 18, 1998 (the "Rights Amendment").

          The Rights Agreement is attached hereto as an exhibit and incorporated herein by reference. The Rights Amendment also is attached hereto as an exhibit and incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

               4.1 Rights Agreement, dated as of November 23, 1998, between the Company and the Rights Agent, which includes as Exhibit B thereto the form of Right Certificate (incorporated by reference to Exhibit 4.1 of the Company's Form 8-A, dated December 11, 1998 (No. 001-14625)).

               4.2 Amendment No. 1 to Rights Agreement, dated as of December 18, 1998, between the Company and the Rights Agent (incorporated by reference to Exhibit 4.2 to the Company's Form 8-A/A, dated December 24, 1998 (No. 001-14625)).

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          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         HMC MERGER CORPORATION


                                         By:  /s/ Christopher G. Townsend
                                            -----------------------------------
Date:  December 24, 1998                 Name:  Christopher G. Townsend
                                         Title:  Senior Vice President, General
                                            Counsel and Corporate Secretary

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                                    EXHIBITS

               4.1 Rights Agreement, dated as of November 23, 1998, between the Company and the Rights Agent, which includes as Exhibit B thereto the form of Right Certificate (incorporated by reference to Exhibit 4.1 of the Company's Form 8-A, dated December 11, 1998 (No. 001-14625)).

               4.2 Amendment No. 1 to Rights Agreement, dated as of December 18, 1998, between the Company and the Rights Agent (incorporated by reference to Exhibit 4.2 to the Company's Form 8-A/A, dated December 24, 1998 (No. 001-14625)).

                                       4